UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2003

STRATOS LIGHTWAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30869	36-4360035
(State or Other Jurisdiction		(I.R.S. Employer
of Incorporation)	(Commission File Number)	Identification Number)

7444 West Wilson Avenue, Chicago, Illinois 60706 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 867-9600

Not Applicable
(Former name or former address, if changed since last report)

TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EX-99.1 (Exhibits not specifically designated by another number and by investment companies)

Item 7. Financial Statements and Exhibits

(c)  The following exhibit is furnished with this document:

Exhibit
Number	Description of Exhibit

99.1	Press Release titled “Stratos Lightwave Announces First Quarter Results” dated August 28, 2003.

Item 9. Regulation FD Disclosure

The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

On August 28, 2003, the registrant issued a press release announcing its financial results for its first quarter ended July 31, 2003.

That press release, dated August 28, 2003 and titled “Stratos Lightwave Announces First Quarter Results” is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATOS LIGHTWAVE, INC.

By:	/s/ David A. Slack Name: David A. Slack Title: Vice President, Finance and Chief Financial Officer

Date: September 2, 2003